                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

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[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Sec. 240.14a-12


                       Lincoln National Income Fund, Inc.
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                   (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
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[ ] Fee paid previously with preliminary proxy materials.

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                       LINCOLN NATIONAL INCOME FUND, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

   The Annual Meeting of Stockholders of LINCOLN NATIONAL INCOME FUND, INC. (the "Fund") will be held at the offices of Delaware Investments, Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania, on Friday, May 7, 2004 at 12:00 p.m. (EDT), for the following purposes.

   1. To elect two Directors for the Fund to hold office until their successors are elected and qualified.
   2. To amend the Fund's Articles of Incorporation to reduce the number of accountant's certificates the Fund must provide in connection with its variable term preferred stock.
   3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

   Stockholders of record at the close of business on March 12, 2004 are entitled to vote at the Annual Meeting.

                                By order of the Board of Directors.

                                /S/ David F. Connor
                                -------------------

                                David F. Connor
                                Secretary

March __, 2004

                             YOUR VOTE IS IMPORTANT

     TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, PLEASE MARK PREFERENCES, SIGN,
            DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                       LINCOLN NATIONAL INCOME FUND, INC.

                               2005 MARKET STREET
                        PHILADELPHIA, PENNSYLVANIA 19103

                                PROXY STATEMENT
             Annual Meeting of Stockholders to be held May 7, 2004

   The Board of Directors of Lincoln National Income Fund, Inc. (the "Fund") is soliciting proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 7, 2004 at 12:00 p.m. (EDT) at the offices of Delaware Investments, Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania, or at any adjournment of that meeting.

   The Fund's most recent annual report was previously mailed to shareholders. The Fund will furnish, without charge, a copy of its annual report to a stockholder upon request made to Delaware Service Company, Inc. ("DSC"), the Fund's administrator, 2005 Market Street, Philadelphia, Pennsylvania 19103, or by calling 1-800-523-1918.

   The purpose of the Annual Meeting is to consider the Proposals referenced on the accompanying Notice. The Board of Directors of the Fund urges you to complete, sign, date and return the Proxy Card (or Cards) included with the Proxy Statement, whether or not you intend to be present at the Annual Meeting. It is important that you provide voting instructions promptly to help ensure a quorum for the Annual Meeting. A proxy may be revoked at any time before it is voted by submission to the Fund of a later dated proxy, by notice in writing to the Fund, or by the stockholder's attendance and vote at the Annual Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy. If the proxy is not revoked, the shares represented by such proxy will be voted according to the instructions on the Proxy Card or, if not marked, the proxies will vote on each Proposal in accordance with the recommendation of Fund Management as indicated on the Proxy Card. The Board of Directors recommends that you vote "FOR" Proposal No. 1 (Election of Directors) and "FOR" Proposal No. 2 (Amendment to Articles of Incorporation). The proxies will also be authorized to vote in their discretion on any other matters which may properly come before the Annual Meeting. If you sign and return a Proxy Card, you may still attend the Annual Meeting and vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Annual Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Annual Meeting.

   The number of votes needed to approve the Proposals varies. The voting requirements are described within each Proposal. Abstentions will be included for purposes of determining whether a quorum is present for the Fund at the Annual Meeting. Abstentions will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. They therefore would have no effect on Proposals which require a plurality or a majority of votes cast for approval. Because the Proposals presented are considered to be "routine" voting items, the Fund does not expect to recognize broker non-votes. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners entitled to vote and the broker does not have discretionary voting authority.

   In the event that a quorum is not present, or if sufficient votes are not received for the adoption of a Proposal, management may propose an adjournment or adjournments of the Annual Meeting. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Annual Meeting in person or by proxy. In such circumstances, the persons named as proxies will vote in favor of any proposed adjournment.

   Stockholders of record at the close of business on March 12, 2004 will be entitled to vote at the Annual Meeting or any adjournment thereof. On that date, the Fund had _________ shares of Common Stock and 40,000 shares of Variable Term
Preferred Stock ("Preferred Stock") outstanding and entitled to vote. Each share of Common Stock and Preferred Stock will be entitled to one vote at the Annual Meeting.

   This Proxy Statement and accompanying Proxy Card are being mailed on or about March __, 2004. The solicitation of proxies will be largely by mail but may include telephonic, telegraphic or personal contacts by officers of the Fund or regular employees of the Fund's investment adviser (the "Adviser"), and/or employees of DSC or employees of the Fund's stock transfer agent, Mellon Investor Services, LLC. The Fund's Adviser is Delaware Management Company, a series of Delaware Management Business Trust, 2005 Market Street, Philadelphia, Pennsylvania 19103.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

   The Board of Directors of the Fund is comprised of three Classes of Directors. The seven Directors of the Fund are divided into three separate Classes as follows: two Directors constituting Class 1 Directors have a term of office until the 2006 annual meeting and until their successors are elected and qualified; three Directors constituting Class 3 Directors have a term of office until the 2005 annual meeting of stockholders and until their successors are elected and qualified; and two Directors constituting Class 2 Directors have a term of office until this 2004 Annual Meeting of stockholders and until their successors are elected and qualified. The Board implemented this classified Board structure in April 2000 by filing an amendment to its Articles of Incorporation in the State of Maryland. The Directors in each Class are set forth below.

   CLASS OF DIRECTORS              NAMES OF DIRECTORS
   ------------------              ------------------
        Class 1:                   Adela Cepeda and Roger J. Deshaies
        Class 2:                   Richard M. Burridge, Sr. and Patrick P. Coyne
        Class 3:                   Thomas L. Bindley, Daniel R. Toll and
                                   H. Thomas McMeekin

   At each annual meeting of stockholders, Directors will be elected to succeed the Class of Directors whose terms expire at that meeting, and each newly elected Director will serve for a three-year term and until his or her successor is elected and qualified. Subject to the limitations imposed by the Investment Company Act of 1940, as amended ("1940 Act"), a vacancy that occurs during a term may be filled by the Board. A replacement selected by the Board will serve the remainder of the vacated term until the annual meeting of stockholders at which that Class of Directors is up for election and until his or her successor is elected and qualified.

   Pursuant to the Fund's Articles of Incorporation, five of the Directors are to be elected by the holders of the outstanding shares of the Common Stock and Preferred Stock voting together as a single class, and two of the Directors are to be elected solely by the holders of the shares of Preferred Stock. At the 2003 annual meeting, Ms. Cepeda, a Class 1 Director, was elected solely by the holders of Preferred Stock, and Mr. Burridge, a Class 2 Director, served as the second Board member elected solely by the holders of Preferred Stock.

   Except as otherwise directed on the Proxy Card, the persons named as proxies will vote "FOR" the election of the nominees for Directors listed below. Each of the nominees has consented to be a nominee and to serve as a Director if elected. In the event that any of the nominees should become unavailable for election as a Director, the persons named in the accompanying proxy intend to vote for such substitute as the Board of Directors of the Fund may select.

   Required Vote. Under Maryland law, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected.

                                CLASS 2 DIRECTORS
                     (TO BE ELECTED AT THIS ANNUAL MEETING)

                                                                     Principal                 Number of            Other
       Name,                 Position(s)                           Occupation(s)          Portfolios in Fund     Directorships
      Address                Held with      Length of Time            During               Complex* Overseen        Held by
   and Birthdate             Registrant       Served                Past 5 Years              by Director          Director
------------------------------------------------------------------------------------------------------------------------------------
Interested Directors

 Patrick P. Coyne(1)         President         1 Year         Executive Vice President,          2             Director/President,
 2005 Market Street         and Director                          Managing Director,                           Lincoln National
Philadelphia, PA 19103                                       Chief Investment Officer -                           Convertible
                                                                    Fixed Income,                             Securities Fund,Inc.
  April 14, 1963                                            Delaware Management Company;
                                                                    (since 2003)
                                                              Mr. Coyne has served in
                                                            various executive capacities
                                                                at different times at
                                                                Delaware Investments.


Richard M. Burridge, Sr.(2)   Director        32 Years            Vice President,                2              Director, Lincoln
 1 North Wacker Drive                                             UBS/PaineWebber                              National Convertible
    Suite 2500                                                     (since 2000);                               Securities Fund, Inc.
  Chicago, IL 60606                                                  Chairman,
                                                              The Burridge Group, Inc.
   March 19, 1929                                                  (1996-2000).


__________
* The Fund Complex is comprised of the Fund and Lincoln National Convertible Securities Fund, Inc.
(1) Mr. Coyne is considered to be an "interested director" because he is an executive officer of the Fund's Adviser. Mr. Coyne acquired shares of common stock of Lincoln National Corporation (LNC), of which the Adviser is a wholly-owned subsidiary, in the ordinary course of business during 2003, but those transactions involved substantially less than 1% of the outstanding shares of common stock of LNC.
(2) Mr. Burridge is considered to be an "interested director" by virtue of his affiliation with a registered broker-dealer that has executed protfolio transactions for and sold shares of investment companies managed by the Fund's Adviser.

                               CLASS 1 DIRECTORS
                     (Term Expires at 2006 Annual Meeting)
         (These Directors are NOT being elected at this Annual Meeting)


                                                                     Principal                Number of             Other
      Name,                  Position(s)                           Occupation(s)          Portfolios in Fund     Directorships
     Address                 Held with      Length of Time            During              Complex* Overseen         Held by
   and Birthdate             Registrant         Served             Past 5 Years              by Director            Director
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors

   Adela Cepeda              Director         12 Years              President,                   2                 Director,
    Suite 4975                                                   A.C. Advisory, Inc.                             Fort Dearborn
161 N. Clark Street                                                (since 1995).                               Income Securities,
Chicago, IL 60601                                                                                                Inc., Lincoln
                                                                                                              National Convertible
   April 30, 1958                                                                                               Securities Fund,
                                                                                                                Amalgamated Bank
                                                                                                                  of Chicago,
                                                                                                               Amalga Trust Co.,
                                                                                                                  and Wyndham
                                                                                                                International, I


                                                                                                                Director, Partners
Roger J. Deshaies            Director         12 Years         Senior Vice President -           2              Health System and
Executive Offices                                                Finance, Brigham &                              Lincoln National
   PBB-Admin. 4                                                   Women's Hospital                                  Convertible
   c/o Receiving                                                   (since 1998);                               Securities Fund, Inc.
29 Shattuck Street                                             Senior Vice President -
 Boston, MA 02115                                              Finance, Parkview Health
                                                                System (until 1998).
   August 5,1949

_________
*The Fund Complex is comprised of the Fund and Lincoln National Convertible
 Securities Fund, Inc.

                                CLASS 3 DIRECTORS
                     (Term Expires at 2005 Annual Meeting)
         (These Directors are NOT being elected at this Annual Meeting)


                                                                     Principal                   Number of            Other
   Name,                     Position(s)                           Occupation(s)            Portfolios in Fund     Directorships
   Address                   Held with      Length of Time            During                 Complex* Overseen       Held by
   and Birthdate             Registrant        Served              Past 5 Years                by Director           Director
------------------------------------------------------------------------------------------------------------------------------------
Interested Director

H. Thomas McMeekin(1)        Director       14 Years             Managing Director,              2               Director, Lincoln
180 N. Stetson Street                                     Prudential Investment Management                     National Convertible
    Suite 5600                                             (since 2001); Managing Partner,                          Securities
Chicago, IL 60601                                         Griffin Investments (since 2000);                         Fund, Inc.
                                                             Executive Vice President and
   June 17, 1953                                            Chief Investment Officer -
                                                                    Fixed Income,
                                                          Delaware Investments (1999-2000);
                                                           President and Director, Lincoln
                                                             Investment Management, Inc.,
                                                             Executive Vice President and
                                                               Chief Investment Officer,
                                                             Lincoln National Corporation
                                                                   (until 2000).




Independent Directors

  Thomas L. Bindley          Director        6 Years            President, Bindley               2             Director, Midas, Inc.
707 Skokie Boulevard                                            Capital Corporation                            and Lincoln National
    Suite 600                                                      (since 1998);                              Convertible Securities
Northbrook, IL 60062                                          Executive Vice President                              Fund, Inc.
                                                            and Chief Financial Officer,
  November 8, 1943                                              Whitman Corporation
                                                                   (until 1998).


  Daniel R. Toll             Director       28 Years            President, Heller                2              Director, Lincoln
560 Green Bay Road                                          International Corporation                          National Convertible
   Suite 300                                                     (until 1984).                                     Securities
Winnetka, IL 60093                                                                                                 Fund, Inc.

  December 3, 1927

__________
* The Fund Complex is comprised of the Fund and Lincoln National Convertible Securities Fund, Inc.
(1) Mr. McMeekin is considered to be an "interested director" because he currently owns shares of Lincoln National Corporation, of which the Fund's Adviser is a wholly-owned subsidiary.

   As of March 1, 2004, the Directors and officers of the Fund as a group beneficially owned [41,955] shares of the Fund, representing less than 1% of the shares of Common Stock outstanding of the Fund. No Directors or officers held any shares of Preferred Stock of the Fund. The table below sets forth information on each Director's ownership of shares in the Fund and the Fund Complex.

                                Shares of Common Stock                                      Aggregate Dollar Range of Equity
                                  Beneficially Owned        Dollar Range of Equity         Securities in All Funds Overseen by
    Name of Director               At March 1, 2004*        Securities in the Fund             Director in Fund Complex**
-------------------------------------------------------------------------------------------------------------------------------
   Interested Directors

   Richard M. Burridge, Sr.           [22,887                  over $100,000                        over $100,000
      Patrick P. Coyne                      0                        $0                                   $0
    H. Thomas McMeekin                  4,003                $50,001 - $100,000                  $50,001 - $100,000

   Independent Directors

   Thomas L. Bindley                    4,100                $50,001 - $100,000                     over $100,000
     Adela Cepeda                       3,952                $50,001 - $100,000                     over $100,000
   Roger J. Deshaies                    2,328                $10,001 - $50,000                   $50,001 - $100,000
    Daniel R. Toll                      4,685                $50,001 - $100,000                  $50,001 - $100,000]

____________
* Each Director has sole voting and investment authority over the shares shown except as follows. The Fund shares listed for Ms. Cepeda include 564 shares indirectly owned by Ms. Cepeda. The Fund shares listed for Mr. Deshaies include 1,066 shares held in trust. The Fund shares listed for Mr. McMeekin include 200 shares held in trust.
** The Fund Complex is comprised of the Fund and Lincoln National Convertible
   Securities Fund, Inc.

   The Board of Directors of the Fund met eight times during the Fund's fiscal year ended December 31, 2003. [During the year ended December 31, 2003, all of the current Directors attended 75% or more of the aggregate meetings of the Board of Directors and the Board committees of which such Directors were members and were eligible to attend.]

   Directors are expected to attend each annual meeting of shareholders either in person or by telephone. All Directors were present at the Fund's annual meeting held on April 30, 2003.

   The executive officers of the Fund, other than those shown above, are: David
F. Connor (40), Secretary since October 2000; Ryan K. Brist (33), Vice President since October 2000; Steven R. Brody (54), Vice President since February 2001; and Michael P. Bishof (41), Treasurer since January 2000. Mr. Bishof is a Senior Vice President/Investment Accounting of Delaware Service Company, Inc., the Fund's administrator. Mr. Brist is a Senior Vice President of the Fund's Adviser. Prior to joining the Adviser in 2000, Mr. Brist was a Senior Trader and Corporate Specialist with Conseco Capital Management.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                   YOU VOTE "FOR" MESSRS. COYNE AND BURRIDGE

    AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION TO REDUCE THE NUMBER OF
     ACCOUNTANT'S CERTIFICATES THE FUND MUST PROVIDE IN CONNECTION WITH ITS
                          VARIABLE TERM PREFERRED STOCK

                                (PROPOSAL NO. 2)


The Board of Directors of the Fund has considered and recommended for submission to the stockholders of the Fund an amendment (the "Amendment") to the Fund's Charter (the "Charter") that is designed to help lower the Fund's expenses. The Amendment, if approved, would reduce the number of accountant's certificates (the "Accountant's Certificates") that the Fund is required to provide each year in connection with its preferred stock (the "Preferred Stock"). The Amendment is consistent with the current requirements imposed by Moody's Investors Services ("Moody's") and Standard and Poor's ("S&P" and, together with Moody's, the "Rating Agencies") in connection with their credit rating of the Fund's Preferred Stock. The Fund has received written assurances from the Rating Agencies that the Amendment, if approved, would not adversely affect the credit ratings of the Preferred Stock.

   The Fund's Board of Directors believes that the Amendment is in the best interest of the Fund and its stockholders (including holders of Preferred Stock) and recommends that the stockholders vote FOR the Amendment, as more fully described below. A copy of the Amendment is attached as Attachment A.

   The Fund's Preferred Stock is a senior security that is a form of leverage. The 1940 Act regulates the Fund's use of leverage by generally imposing certain asset coverage requirements. In general, the 1940 Act restricts distributions to stockholders while any senior security, such as the Preferred Stock, is outstanding, unless these asset coverage requirements are satisfied. In addition to the asset coverage requirements imposed by the 1940 Act, the Rating Agencies impose certain asset coverage and liquidity requirements in order for the Preferred Stock to receive favorable credit ratings.

   The accuracy of the Fund's calculations of these asset coverage and liquidity requirements are certified by an independent public accounting firm, who issues the Accountant's Certificates. The Charter currently requires the Fund to submit Accountant's Certificates to the Rating Agencies four times a year. Recently, however, the Rating Agencies updated their reporting requirements so that the Accountant's Certificates are only required to be provided once a year. The Amendment, if approved, will conform the Charter to the Rating Agencies' current requirements by only requiring the Fund to submit the Accountant's Certificates to the Rating Agencies once a year. As mentioned above, the Fund has received written assurances from the Ratings Agencies that the Amendment, if adopted, will not adversely affect the credit ratings of the Fund's Preferred Stock.

   Approval of the Amendment may help reduce the Fund's expenses because the Accountant's Certificates will only have to be provided once a year rather than four times a year. By requiring annual rather than quarterly Accountant's Certificates, the Amendment would reduce these costs by 75%.

   The Board does not believe that the Fund or its stockholders (including the holders of Preferred Stock) would incur any additional material risk as a result of providing the Accountant's Certificates once a year. The Amendment would not affect any of the Fund's current obligations to submit monthly reports to the Rating Agencies providing details of the Fund's asset coverage, net asset value, trading prices and total return, or its leverage position attributable to the Preferred Stock. In addition, the Amendment would not alter the Fund's obligation to maintain the asset coverage and liquidity requirements imposed by the 1940 Act and the Rating Agencies, or the Fund's obligation to take certain required corrective actions in the event that these requirements are not satisfied.

   Requested vote. The Charter provides that any amendment to the terms of the Preferred Stock requires the approval of a majority of the shares of Common Stock outstanding and entitled to vote, and the separate approval of a majority of the shares of Preferred Stock outstanding and entitled to vote.

   The Board of Directors unanimously recommends that you vote FOR the Amendment.

                             COMMITTEES OF THE BOARD

Audit Committee. The Fund's Audit Committee consists of all of the Independent Directors. The Audit Committee approves and supervises the engagement of the Fund's independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met four times during the Fund's fiscal year ended December 31, 2003.

   Joint Transaction Committee. The Fund's Joint Transaction Committee is comprised of all of the Independent Directors. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Joint Transaction Committee is responsible for reviewing any investments in private placement securities by the Fund in which affiliates of the Adviser are also investing. The Joint Transaction Committee was not required to meet during the Fund's fiscal year ended December 31, 2003.

   Nominating and Corporate Governance Committee. The Fund's Nominating and Corporate Governance Committee (the "Nominating Committee") is comprised of the Fund's Independent Directors, all of whom meet the independence requirements set forth in the listing standards of the New York Stock Exchange (the "NYSE"). The Nominating Committee recommends nominees for Directors and officers for consideration by the full Board of the Fund. The Nominating Committee also periodically reviews the appropriateness of the compensation paid to the Independent Directors and recommends any changes in Director compensation to the full Board of Directors. In addition, the Nominating Committee considers corporate governance issues and recommends appropriate actions to the full Board of Directors.

   The Fund's Board of Directors has adopted a formal charter for the Nominating Committee setting forth its responsibilities. A copy of the Nominating Committee's charter is included in Attachment C to this proxy statement. A current copy of the Nominating Committee's charter is also available on the Fund's website at www.delawareinvestments.com.

   The Nominating Committee will consider shareholder recommendations for nominations to the Board in connection with each annual shareholder meeting. Shareholders who wish to submit recommendations for nominations to the Board for an upcoming annual meeting must submit their recommendations in writing to Daniel R. Toll, Chairman of the Nominating Committee, at the address noted on page 6 or c/o the Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103 by November 30 of the calendar year preceding the date of the annual meeting. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating Committee (e.g., a resume), as well as the candidate's contact information.

   The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Fund Directors and shareholders. The Nominating Committee's process for evaluating a candidate generally includes a review of the candidate's background and experience, a check of the candidate's references and other due diligence, and, in some cases, interviews with Nominating Committee members. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would be an independent director for purposes of the 1940 Act and the listing standards of the NYSE.

   The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates of high moral character and integrity who will serve the best interests of the Fund's long-term shareholders and whose background will complement the experience, skills and diversity of the other Board members and add to the overall effectiveness of the Board.

                     COMPENSATION OF DIRECTORS AND OFFICERS

The Fund pays directors' fees to those Directors who are not affiliated with the Adviser at the rate of $9,000 per year. The Fund pays a $1,000 fee for attendance at each in-person Board meeting and at each Audit Committee, Nominating and Corporate Governance Committee and Joint Transaction Committee meeting which occurs separately from a Board meeting, a $500 fee for telephonic Board or Committee meetings and reimburses Directors for any reasonable travel expenses incurred to attend each meeting. The Fund pays no other remuneration to its Directors and officers. In addition, the Fund provides no pension or retirement benefits to its Directors and officers.

   The following table shows compensation for the directors of the Fund for the year ended December 31, 2003:


                          YEAR ENDED DECEMBER 31, 2003
                          ----------------------------

                                 TOTAL                  TOTAL
                               AGGREGATE             COMPENSATION
                              COMPENSATION            FROM FUND
NAME                         FROM THE FUND(1)         COMPLEX(2)
----                         ----------------        ------------
Thomas L. Bindley                $15,750               $30,500
Richard M. Burridge, Sr.         $14,000               $27,000
Adela Cepeda                     $15,500               $30,000
Roger J. Deshaies                $15,500               $30,000
H. Thomas McMeekin               $15,000               $29,000
Daniel R. Toll                   $15,500               $30,000

_____________
(1) Includes a director's fee of $9,000 per year, a $1,000 fee for attendance at each in-person Board meeting and at each Audit Committee, Nominating and Corporate Governance Committee and Joint Transaction Committee meeting which occurs separately from a Board meeting and a $500 fee for telephonic Board or Committee meetings.
(2) This information represents the aggregate directors' fees paid to the independent directors by the Fund and Lincoln National Convertible Securities Fund, Inc.

                             AUDIT COMMITTEE REPORT

   As required by its charter, the Fund's Audit Committee has reviewed and discussed with Fund management and representatives from Ernst & Young LLP, the Fund's independent auditors, the audited financial statements for the Fund's fiscal year ended December 31, 2003. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards 61. The Audit Committee also received the written disclosures and the letter from its independent auditors required by Independence Standards Board No. 1, and discussed with a representative of Ernst & Young LLP the independent auditor's independence. Based on the foregoing discussions with management and the Fund's independent auditors, the Audit Committee unanimously recommended to the Fund's Board of Directors that the aforementioned audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended December 31, 2003.

   The Audit Committee and the Board of Directors decided not to retain PricewaterhouseCoopers LLP for the current fiscal year and, instead, approved the appointment of Ernst & Young LLP as the Fund's independent auditors on February 25, 2003. The reports of PricewaterhouseCoopers LLP on the Fund's financial statements for the last two fiscal years contained no adverse opinions or disclaimers of opinion, nor were they qualified or modified in any way as to uncertainty, audit scope, or accounting principles. In addition, during the last two fiscal years and through February 25, 2003, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

   As noted above, the members of the Fund's Audit Committee are: Thomas L. Bindley, Adela Cepeda, Roger J. Deshaies and Daniel R. Toll. All members of the Audit Committee meet the standard of independence set forth in the listing standards of the New York Stock Exchange. The Fund's Board of Directors has adopted a formal charter for the Audit Committee setting forth its responsibilities. A copy of the Audit Committee's charter is included in Attachment A to this proxy statement.

   Representatives of Ernst & Young LLP will attend the Annual Meeting, will be given an opportunity to make a statement, and will be available to answer appropriate questions.

   Audit fees. The aggregate fees billed for services provided to the Fund by its independent auditors for the audit of the Fund's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $33,000 for the fiscal year ended December 31, 2003.

   The aggregate fees billed for services provided to the Fund by its former independent auditors for the audit of the Fund's annual financial statements and for services normally provided by the former independent auditors in connection with statutory and regulatory filings or engagements were $35,150 for the fiscal year ended December 31, 2002.

   Audit-related fees. The aggregate fees billed by the Fund's independent auditors for services relating to the performance of the audit of the Fund's financial statements and not reported under paragraph (a) of this Item were $16,000 for the fiscal year ended December 31, 2003.The percentage of these fees relating to services approved by the Fund's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.These audit-related services were as follows: agreed-upon procedures relating to confirming compliance with asset coverage and liquidity maintenance tests required with respect to variable term preferred stock.

   The aggregate fees billed for services relating to the performance of the audit of the financial statements of the Fund's Adviser and other service providers under common control with the Adviser and that relate directly to the operations or financial reporting of the Fund were $0 for the Fund's fiscal year ended December 31, 2003.

   The aggregate fees billed by the Fund's former independent auditors for services relating to the performance of the audit of the Fund's financial statements and not reported under paragraph (a) of this Item were $13,000 for the fiscal year ended December 31, 2002. The percentage of these fees relating to services approved by the Fund's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.These audit-related services were as follows: agreed-upon procedures relating to confirming compliance with asset coverage and liquidity maintenance tests required with respect to variable term preferred stock.

   The aggregate fees billed by the Fund's former independent auditors for services relating to the performance of the audit of the financial statements of the Fund's Adviser and other service providers under common control with the Adviser and that relate directly to the operations or financial reporting of the Fund were $0 for the Fund's fiscal year ended December 31, 2002.

   Tax fees. The aggregate fees billed by the Fund's independent auditors for tax-related services provided to the Fund were $1,500 for the fiscal year ended December 31, 2003. The percentage of these fees relating to services approved by the Fund's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax and excise tax returns.

   The aggregate fees billed by the Fund's independent auditors for tax-related services provided to the Fund's Adviser and other service providers under common control with the Adviser and that relate directly to the operations or financial reporting of the Fund were $0 for the Fund's fiscal year ended December 31, 2003.

   The aggregate fees billed by the Fund's former independent auditors for tax-related services provided to the Fund were $3,000 for the fiscal year ended December 31, 2002. The percentage of these fees relating to services approved by the Fund's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and excise tax returns.

   The aggregate fees billed by the Fund's former independent auditors for tax-related services provided to the Fund's Adviser and other service providers under common control with the Adviser and that relate directly to the operations or financial reporting of the Fund were $0 for the Fund's fiscal year ended December 31, 2002.

   All other fees. The aggregate fees billed for all services provided by the independent auditors to the Fund other than those set forth in paragraphs (a),
(b) and (c) of this Item were $0 for the fiscal year ended December 31, 2003.

   The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Fund's independent auditors to the Fund's Adviser and other service providers under common control with the Adviser and that relate directly to the operations or financial reporting of the Fund were $0 for the Fund's fiscal year ended December 31, 2003.

   The aggregate fees billed for all services provided by the former independent auditors to the Fund other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2002.

   The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Fund's former independent auditors to the Fund's Adviser and other service providers under common control with the Adviser and that relate directly to the operations or financial reporting of the Fund were $0 for the Fund's fiscal year ended December 31, 2002.

   Aggregate non-audit fees to the Fund, the Adviser and service provider affiliates. The aggregate non-audit fees billed by the Fund's current and former independent auditors for services rendered to the Fund and to its Adviser and other service providers under common control with the Adviser were $171,400 and $51,150 for the Fund's fiscal years ended December 31, 2003 and December 31, 2002, respectively. In connection with its selection of the independent auditors, the Fund's Audit Committee has considered the independent auditors' provision of non-audit services to the Fund's Adviser and other service providers under common control with the Adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   The Fund's executive officers, Directors and 10% stockholders and certain persons who are directors, officers or affiliated persons of the Adviser are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Copies of these reports must also be furnished to the Fund. Based solely on a review of copies of such reports furnished to the Fund through the date hereof, or written representations that no reports were required, the Fund believes that during fiscal year 2003 the filing requirements applicable to the above-mentioned persons were met.

                    COMMUNICATIONS TO THE BOARD OF DIRECTORS

   Shareholders who wish to communicate directly to the full Board of Directors may address correspondence to Thomas L. Bindley, Lead Director, at the address noted above on page 6. Shareholders who wish to communicate directly with individual Directors may address correspondence to them at their addresses noted above on pages 4 - 6. Shareholders may also send correspondence to the Lead Director or any individual Director c/o the Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103. Fund management will promptly forward all such correspondence to the intended recipient(s) unopened.

                    SHAREHOLDERS OWNING 5% OR MORE OF A FUND

   As of the record date, March 12, 2004, Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10004, was the owner of record of 4,866,610 shares (67.25%) and Penbrad & Co., 85 Challenger Road, Ridgefield, NJ 07660, was the owner of record of 1,535,521 shares (21.22%) of the outstanding Common Stock of the Fund. Such shares are believed to be held on behalf of the beneficial owners of the shares. With respect to the outstanding Preferred Stock of the Fund, as of the record date, CIBC World Markets Corp., One World Financial Center, 200 Liberty Street, New York, NY 10281 was the owner of record of 10,800 shares (27%); Merrill Lynch Pierce Fenner & Smith, 4 Corporate Place, 40th Floor, Piscataway, NJ 08854 was the owner of record of 10,600 shares (26.5%); UBS PaineWebber Inc., 1000 Harbor Blvd., Weekhawken, NJ 07087 was the owner of record of 10,400 shares (26%); and Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399 was the owner of record of 6,900 shares (17.25%). Other than as reported herein, the Fund has no knowledge of beneficial ownership of its shares.

                         DATE FOR STOCKHOLDER PROPOSALS

   Any stockholder proposals intended to be presented at the next Annual Meeting and be included in the proxy statement and proxy of the Fund must be in proper form and must be received on or before [November 21, 2004]. Any stockholder proposals intended to be presented at the next Annual Meeting, but not to be included in the proxy statement and proxy of the Fund, must be in proper form and must be received on or before [February 4, 2005]. All such proposals should be sent to the Secretary of the Fund, 2005 Market Street, Philadelphia, Pennsylvania 19103. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934.

                                 OTHER MATTERS

   The Board of Directors of the Fund does not know of any other matter or business that may be brought before the Annual Meeting. However, if any such matter or business properly comes before the Annual Meeting, it is intended that the persons named as proxies on the enclosed Proxy Card will vote in accordance with their best judgment.

                                    /S/  David F. Connor
                                    --------------------

                                    David F. Connor
                                    Secretary

Dated March __, 2004

             YOU ARE URGED TO SEND IN YOUR EXECUTED PROXY PROMPTLY.

                   ATTACHMENT A TO THE PROXY STATEMENT OF THE
                       LINCOLN NATIONAL INCOME FUND, INC.
             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 7, 2004

The current Section 13(g) of the Articles Supplementary (Establishing and Fixing the Rights and Preferences of a Series of Shares of Preferred Stock), filed August 4, 1992, (the "Articles Supplementary") shall be amended to read as follows:

   (g) On the Date of Original Issue, the Corporation shall deliver to the Auction Agent, Moody's and S&P (i) a letter prepared by the Corporation's Independent Accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Corporation in the VTP Basic Maintenance Certificate and the 1940 Act VTP Asset Certificate required to be delivered by the Corporation on the Date of Original Issue and (ii) an Accountant's Certificate regarding the accuracy of the calculations made by the Corporation in the Minimum Liquidity Certificate required to be delivered by the Corporation on the Date of Original Issue. Within eight Business Days after the last Valuation Date of each fiscal year end of the Corporation, the Corporation will deliver (i) to the Auction Agent, Moody's and S&P an Accountant's Certificate regarding the accuracy of the calculations made by the Corporation in its VTP Basic Maintenance Certificate required to be delivered by the Corporation as of such Valuation Date and in any other VTP Basic Maintenance Certificate randomly selected by the Corporation's Independent Accountants during the fiscal year, and (ii) to the Auction Agent and S&P an Accountant's Certificate regarding the accuracy of the calculations made by the Corporation in its Minimum Liquidity Certificate required to be delivered as of such Valuation Date and in any other Minimum Liquidity Certificate randomly selected by the Corporations' Independent accountants during the fiscal year. Within eight Business Days after the last Valuation Date of each fiscal year of the Corporation is required to be delivered, the Corporation will deliver to the Auction Agent, Moody's and S&P an Accountant's Certificate regarding the accuracy of the calculations made by the Corporation in the 1940 Act VTP Asset Coverage Certificate required to be delivered by the Corporation as of such Valuation Date. In addition, the Corporation will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Corporation on each VTP Basic Maintenance Certificate and 1940 Act VTP Asset Coverage Certificate required to be delivered as of any Business Day on or before any VTP Basic Maintenance Cure Date or 1940 Act VTP Cure Date, respectively, within five days after the relevant Cure Date. If an Accountant's Certificate delivered with respect to a VTP Basic Maintenance Cure Date or a 1940 Act VTP Cure Date shows an error was made in the Corporation's report with respect to such Cure Date, the calculation or determination made by the Corporation's Independent Accountants will be conclusive and binding on the Corporation with respect to subsequent reports provided under this Section 13; however, any errors shown in the Accountant's Certificate shall not be deemed to be a failure to maintain the VTP Basic Maintenance Amount on any prior Valuation Dates.

                                  ATTACHMENT B

                       LINCOLN NATIONAL INCOME FUND, INC.
                                  (THE "FUND")

                            AUDIT COMMITTEE CHARTER

Statement of Purpose

   The Audit Committee (the "Committee") shall select, evaluate and, where appropriate, replace the Fund's outside auditor. The outside auditor for the Fund shall report directly to, and shall be ultimately accountable to, the Committee.

   The Committee shall oversee the audit process and provide assistance to the Fund's Directors in fulfilling their responsibilities to the Fund relating to their oversight of: the fund accounting and reporting practices of the Fund; the quality and integrity of the Fund's financial reports; the outside auditor's qualifications and independence; the performance of the Fund's outside auditor; the preparation of the Audit Committee report included in the proxy statement for the Fund's annual shareholder meeting; and compliance with applicable legal and regulatory requirements. The Committee's role shall be one of supervision and review and not of direct management of the fund accounting, reporting or audit processes. It is the responsibility of the Committee to maintain a free and open means of communication among the Directors, the outside auditor and the Fund's officers.

Membership

   The Committee shall consist of a Chairman and at least two other Board members, all of whom shall be independent as defined in Rule 10A-3(b) under the Securities Exchange Act of 1934 and the listing standards of the New York Stock Exchange. Each member of the Committee shall be financially literate in the reasonable business judgement of the Board of Directors, or become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall be an "audit committee financial expert," as such term is defined in the rules and regulations under the Investment Company Act of 1940.

Principal Duties and Responsibilities

   The Committee Shall:

  1. Select, retain, oversee, evaluate and, where appropriate, terminate the outside auditor. In connection with the annual selection or retention of the outside auditor, the Committee shall receive, evaluate and discuss with the outside auditor a formal written report from the outside auditor setting forth all audit and non-audit engagements and other relationships with the Fund, its investment adviser and with the affiliates of the investment adviser, which report shall include specific representations as to the outside auditor's independence.

  2. Review and approve the fees charged to the Fund by the outside auditor for audit and non-audit services.

 3.  Meet with the Fund's outside auditor for the following purposes:

   a) To consider and pre-approve all audit and non-audit services to be provided to the Fund, and all non-audit services to be provided to the Fund's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund where the nature of such services has a direct impact on the operations or financial reporting of the Fund;

   b) To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services required by subparagraph (a) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight;

   c) To consider, in consultation with the outside auditor and Fund management, the scope and plan for forthcoming audits and the outside auditor's review of the Fund's accounting and internal control procedures;

   d) To review the conduct and results of each audit of the Fund's financial statements by the outside auditor and to consider all matters communicated to the Committee by the outside auditor, including:

     (1) All critical accounting policies used in connection with the preparation of the Fund's financial statements; (2) Alternative accounting treatments discussed with Fund management, including the ramifications of using such alternatives, as well as the outside auditor's preference;

     (3) The outside auditor's review of the Fund's accounting and internal control procedures;

     (4) Any review by the outside auditor of the accounting and internal control procedures of the Fund's custodian and transfer agent;

     (5) All material written communications between the outside auditor and Fund management, including any management letters and the responses thereto provided by Fund management; and

     (6) Any disputes between Fund management and the outside auditor that arise in connection with the conduct of the audits or the preparation of the Fund's financial statements.

   e) To review the Fund's audited financial statements and management's discussion of Fund performance ("MDFP") with the outside auditor and Fund management and make a recommendation on including such financial statements and MDFP in the Fund's annual report to shareholders; and

   f) To obtain and review, on an annual basis, a report by the outside auditor describing: the outside auditor's internal quality control procedures; any material issues raised by the most recent internal quality control review, or peer review, of the outside auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years with respect to independent audits carried out by the outside auditor, as well as any remedial measures taken to address such issues.

 4. Evaluate on an annual basis the outside auditor's qualifications and performance. This evaluation shall include the review and evaluation of the outside auditor's lead partner. In connection with this evaluation, the Committee shall take into account the outside auditor's work during the preceding year, the opinions of Fund management and the report of the outside auditor described in paragraph 3(f) above. The Committee shall also consider whether a regular rotation of the outside audit firm itself is necessary to assure continuing outside auditor independence. Following each evaluation of the outside auditor, the Committee shall present its conclusions to the full Board of Directors of the Fund.

 5. Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund's service providers of concerns regarding questionable accounting or auditing matters.

 6. Discharge its fiduciary responsibility with respect to evidence of any material violation of federal or state law or breach of fiduciary duty impacting the Fund that is brought to the attention of the Committee pursuant to applicable regulations.

 7. Have the power to inquire into any financial matters in addition to those set forth above.

 8.  Review and reassess the adequacy of this Charter on an annual basis

 9. Ensure that the Fund provides the New York Stock Exchange written confirmation regarding: (1) any determination that the Board of Directors has made regarding the independence of Directors; (2) the financial literacy of the Committee members; (3) the determination that at least one of the Committee members has accounting or related financial management expertise; and (4) the annual review and reassessment of the adequacy of this Charter.

 10. Report to the entire Board of Directors regularly and as requested on the performance of its responsibilities and its findings.

 11. Oversee generally the process of issuing dividend-related and other press releases including financial information, as well as the Fund's policies for providing financial information to analysts and ratings agencies.

 12. Discuss periodically the processes implemented by Fund management with respect to risk assessment and risk management.

 13. Establish clear hiring policies for the Fund, its investment adviser and the adviser's affiliates with respect to employees or former employees of the outside auditor.

 14. Perform such other functions as may be assigned to it by law, the Fund's charter, the Fund's by-laws, or by the Board of Directors.

Resource and Staff Assistance

   The appropriate officers of the Fund shall, at the expense of the Fund, provide or arrange to provide such information, data and administrative services as the Committee may request. The Committee shall consult, as it deems appropriate, with personnel of the Fund and/or others whose views would be considered helpful to the Committee. The Committee shall have the authority to retain special counsel and other experts or consultants at the expense of the Fund to assist the Committee in discharging its responsibilities.

Meetings

   The Committee shall meet at least twice each year, but may elect to hold additional meetings as circumstances require. The Committee shall meet separately with Fund management and the outside auditor at least twice each year.

Last Revised: February 5, 2004

                                  ATTACHMENT C


                       LINCOLN NATIONAL INCOME FUND, INC.
                                (the "Company")

             NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Nominating and Corporate Governance Committee Membership

The Nominating and Corporate Governance Committee (the "Committee") shall be composed of at least three members, each of whom shall be disinterested ("independent") as defined in the Investment Company Act of 1940, as amended. One member of the Committee shall be designated by the Board of Directors as Chairperson. Each member of the Committee shall serve at the discretion of the Board of Directors. The Chairperson and members of the Committee shall receive such compensation for their service on the Committee as the Board of Directors may determine from time to time.

Board Nominations and Functions

1. Independent Directors. The Committee shall make recommendations for nominations for independent director membership on the Board of Directors to the incumbent independent Directors. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Company's manager and other affiliates and principal service providers. Persons selected must be independent in terms of both the letter and spirit of the governing rules and regulations. The Committee shall also consider the effect of any relationships beyond those delineated in the governing rules and regulations that might impair independence, e.g., business, financial or family relationships with managers or service providers.

2. Interested Directors. The Committee shall evaluate candidates' qualifications and make recommendations for interested director membership on the Board of Directors to the full Board.

3. Shareholder Recommendations. The Committee shall establish policies and procedures with respect to the submission and consideration of shareholder recommendations regarding candidates for nomination for election to the Board.

4. Board Composition. The Committee shall periodically review the composition of the Board of Directors to determine whether it may be appropriate to add individuals whose background, education or experience may serve to increase the overall effectiveness of the Board.

Corporate Governance

1. The Committee shall review proposed changes in, and where appropriate propose changes with respect to, the Company's governing instruments, including, but not limited to, its articles of incorporation and bylaws, as such documents relate to corporate governance matters.

2. The Committee shall consider any corporate governance issues that come to its attention and shall recommend any appropriate actions to the full Board.

3. The Committee shall initiate consideration, and otherwise be available to consider, issues relating to the respective roles entrusted to the Company's adviser, the Company, the Board of Directors and the independent Directors.

4. The Committee shall monitor the performance of legal counsel employed by the Company.

5. The Committee shall establish procedures to allow shareholders to send communications to the Company's Directors.

Other Powers and Responsibilities

1. The Committee shall evaluate annually the ability of each Director to function effectively in the discharge of his/her oversight and fiduciary responsibilities as a Director. The Chairperson of the Committee shall undertake appropriate action as required based on the Committee's evaluation.

2. The Committee shall periodically review the appropriateness of the compensation paid to the independent Directors and shall recommend any changes in Director compensation to the full Board.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Company.

4. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

Approved: February 17, 2004

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                                           -------------------------------------
                                           Lincoln National Income Fund, Inc.



                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------


                                           PROXY STATEMENT

                                           Notice of Annual
                                           Meeting of
                                           Shareholders
                                           -------------------------------------
                                           May 7, 2004

                 LINCOLN NATIONAL INCOME FUND, INC. (the "Fund")
                  ANNUAL MEETING OF STOCKHOLDERS - MAY 7, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Patrick P. Coyne and David F. Connor, or either of them, with the right of substitution, proxies of the undersigned at the Annual Meeting of Stockholders of the Fund indicated on this form to be held at the offices of Delaware Investments, Two Commerce Square, 2001 Market Street, Philadelphia, PA, on Friday, May 7, 2004 at 12:00 P.M. (EDT), or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                                        THIS PROXY CARD IS ONLY VALID WHEN
                                        SIGNED AND DATED. TO SECURE THE LARGEST
                                        POSSIBLE REPRESENTATION AND AVOID THE
                                        ADDITIONAL EXPENSE TO THE FUND OF
                                        FURTHER SOLICITATION, PLEASE DATE AND
                                        SIGN NAME OR NAMES BELOW AS PRINTED ON
                                        THIS CARD TO AUTHORIZE THE VOTING OF
                                        YOUR SHARES AS INDICATED. WHERE SHARES
                                        ARE REGISTERED WITH JOINT OWNERS, ALL
                                        JOINT OWNERS SHOULD SIGN. PERSONS
                                        SIGNING AS EXECUTOR, ADMINISTRATOR,
                                        TRUSTEE OR OTHER REPRESENTATIVE SHOULD
                                        GIVE FULL TITLE AS SUCH.

                                        Date ___________________, 2004
                                        Signature(s) (Joint Owners) (PLEASE SIGN
                                        WITHIN BOX)

                              Please fill in box(es) as shown using black or blue ink or number 2 pencil.
                              PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS NO. 1 and NO. 2

                                                                              FOR ALL       WITHHOLD ALL     FOR ALL EXCEPT

1. To elect the following nominees as Class 1 Directors of the Fund.

                                                                                 0                 0               0
1) Patrick P. Coyne 2) Richard M. Burridge, Jr.*

*Only the holders of Variable Term Preferred Stock may vote for this nominee.
If you checked "For All Except," write the withheld nominee's name above.

2) To Amend the Fund's Articles of Incorporation to reduce the number of accountant's certificates the Fund must provide in connection with its variable term preferred stock.

                                                                                 0                 0               0

PLEASE SIGN ON REVERSE SIDE